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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101
General Information    (207) 879-6200
Account Information    (800) 344-8332
Fund Literature        (800) 290-9826
Fax                    (207) 879-6050

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek growth of capital. It seeks to achieve its objective by investing in common stock and securities convertible into common stock.

INVESTMENT ADVISER

Schroder Capital Management International Inc. (the 'Investment Adviser') is a wholly owned indirect subsidiary of Schroders plc, a London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 20 countries worldwide. At the end of the last calendar year, December 31, 1997, the Schroder Group had over $175 billion in assets under management. As of March 31, 1998, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $29 billion under management.

                                                                   June 15, 1998

Dear Shareholder,

     For the semi-annual period ended April 30, 1998, the Schroder U.S. Equity Fund underperformed the S&P 500(Registered) Index by 3.3%. The Fund rose 19.2% while the S&P 500 rose 22.5%. The Fund's concentration on large and medium capitalization stocks added to performance during the period as did its emphasis on companies with solid long-term growth rates. However, the best performing areas of the market were not in areas that met management's approval of concentrating on growth stocks selling on relatively cheap valuations. Instead, the best performing stocks tended to be already selling on high valuations relative to their future growth rates.

     Stock selection in technology and consumer cyclicals substantially added to the Fund's performance, while its underweight position in the telecommunication and healthcare sectors detracted from performance. The oil services sector, which was the worst performing sector, was the largest contributor to the Fund's underperformance.

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Schroder U.S. Equity Fund
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     U.S. equities have experienced another strong six months, generally shrugging off concerns about the Asian crisis that affected stock prices last Fall. The rally has been fueled by strong economic growth and by the continuation of benign inflation expectations. Mutual fund inflows have also reaccelerated, contributing to this trend. Once again, large cap stocks have produced the strongest returns. However, little attention has been paid to a clear trend of slowing corporate profit growth. Should this trend become increasingly apparent in both slowing revenue and through margin pressure, earnings disappointments could become more prevalent and the equity market increasingly selective.

     Thank you for your interest in the Schroder U.S. Equity Fund.

                                         Sincerely,

                                         /s/ Mark J. Smith
                                         -----------------
                                         Mark J. Smith
                                         President

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Schroder U.S. Equity Fund
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MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1998)

Q: For the semi-annual period ended April 30, 1998, which sectors of the market were the best performers? How was the Fund positioned in these areas?

A: Healthcare, telecommunications, and consumer cyclical sectors were the best performing sectors of the S&P 500 Index for the six months ended April 30, 1998. Each of these three sectors posted approximately 30% gains over the semi-annual period compared to the overall S&P 500 Index return of 22.5%. Versus the S&P 500 Index, the Fund's average weighting in consumer cyclicals was twice that of the Index while healthcare averaged approximately half that of the Index. The Fund had no weighting in telecommunications. Collectively, the weightings in these three sectors detracted from performance.

Q: What is Fund management's view on interest rates and how will it affect the Fund's positioning?

A: The Fund's positioning is driven purely by bottom-up analysis. Macroeconomic inputs, such as interest rate predictions, are not used as strategic guides. Interest rates do impact individual company growth rates; these changes are reflected at a stock level in the projections made by management's analysts for individual companies.

Q: What will be the Fund's investment strategy for the next six months?

A: The Fund will continue to focus on companies with earnings momentum in excess of the market. At the same time, the strategy calls for paying reasonable prices for stocks. In terms of sectors, we anticipate an increased weighting in technology and healthcare and a reduction in capital goods, consumer staples, energy, and financials. Technology is expected to have the largest weight followed by financials and consumer cyclicals. The portfolio will be constructed with approximately equal weights in each stock.

     The views expressed in this report were those of the Fund's portfolio managers as of April 30, 1998, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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Schroder U.S. Equity Fund
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           PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 1998 (UNAUDITED)

                     TOP TEN HOLDINGS
SECURITY                                   % OF NET ASSETS
----------------------------------------------------------
BankAmerica Corp.                                5.57%
General Electric Co.                             5.34%
Cisco Systems, Inc.                              5.17%
Wal-Mart Stores, Inc.                            4.58%
Travelers Group, Inc.                            4.06%
Colgate-Palmolive Co.                            4.03%
Rite Aid Corp.                                   3.53%
Unum Corp.                                       3.52%
Bristol-Myers Squibb Co.                         3.40%
Gap, Inc.                                        2.86%
                                           ---------------
Total                                           42.06%
                                           ---------------
                                           ---------------
                  INVESTMENT BY INDUSTRY
INDUSTRY                                   % OF NET ASSETS
----------------------------------------------------------
Basic Materials                                  1.38%
Capital Goods/Construction                       9.39%
Consumer Cyclical                               22.41%
Consumer Staples                                 7.55%
Energy                                           7.91%
Financial Services                              18.90%
Healthcare                                       7.55%
Insurance                                       10.47%
Technology                                      11.09%
Transportation                                   3.22%
Cash and Other Net Assets                        0.13%
                                           ---------------
Total                                          100.00%
                                           ---------------
                                           ---------------

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SCHEDULE OF INVESTMENTS
AS OF APRIL 30, 1998 (UNAUDITED)

          COMMON STOCK - 99.9%
SHARES                                       VALUE US$
-------                                     -----------
          BASIC MATERIALS - 1.4%
  4,850   Sigma Aldrich                     $   193,393
                                            -----------
          CAPITAL GOODS/
            CONSTRUCTION - 9.4%
  8,800   General Electric Co.                  749,100
  4,500   Stanley Works                         230,344
  6,200   Tyco International Ltd.               337,900
                                            -----------
                                              1,317,344
                                            -----------
          CONSUMER CYCLICAL - 22.4%
  2,750   CVS Corp.                             202,812
  4,200   Consolidated Stores Corp.(a)          168,000
  4,450   Costco Cos., Inc.                     248,643
  3,800   Federated Department Stores,
            Inc.(a)                             186,913
  7,800   Gap, Inc.                             401,212
  2,949   Home Depot, Inc.                      205,325
 12,500   KMart Corp.(a)                        217,969
  3,500   Quaker Oats Co.                       182,000
  8,700   Staples, Inc.(a)                      214,782
  4,650   Tandy Corp.                           231,338
  5,500   TJX Cos., Inc.                        243,375
 12,700   Wal-Mart Stores Inc.                  642,144
                                            -----------
                                              3,144,513
                                            -----------
          CONSUMER STAPLES - 7.6%
  6,300   Colgate-Palmolive Co.                 565,031
 15,400   Rite Aid Corp.                        494,725
                                            -----------
                                              1,059,756
                                            -----------
          ENERGY - 7.9%
  2,300   Cooper Cameron Corp.(a)               152,806
  2,650   Diamon Offshore Drilling              134,156
  4,000   ENSCO International, Inc.             113,000
  5,300   Global Marine, Inc.(a)                124,881
  2,250   Pennzoil Co.                          144,140
  4,350   Rowan Cos., Inc.(a)                   128,053
  2,150   Smith International, Inc.(a)          126,312
  5,250   Tosco Corp.                           187,031
                                            -----------
                                              1,110,379
                                            -----------


SHARES                                       VALUE US$
-------                                     -----------
          FINANCIAL SERVICES - 18.9%
  7,800   Bank of Commerce                  $   156,000
  9,200   BankAmerica Corp.                     782,000
  1,850   Cincinnati Financial Corp.            235,644
  3,750   Conseco, Inc.                         186,093
  4,600   Crescent Real Estate Equities Co.     156,975
  5,000   Edwards (A.G.), Inc.                  225,000
  2,700   H.F. Ahmanson & Co.                   205,875
  6,250   MBNA Corp.                            211,718
  2,100   SLM Holding Corp.                      89,644
  3,000   State Street Corp.                    214,500
  2,500   T. Rowe Price                         188,750
                                            -----------
                                              2,652,199
                                            -----------
          HEALTHCARE - 7.5%
  4,500   Bristol-Myers Squibb Co.              476,438
  3,300   Elan Corp. plc ADR(a)                 205,013
  5,300   Johnson & Johnson                     378,288
                                            -----------
                                              1,059,739
                                            -----------
          INSURANCE - 10.5%
  2,000   Allstate Corp.                        192,500
  2,400   Lincoln National Corp.                213,150
  9,300   Travelers Group, Inc.                 569,043
  9,200   Unum Corp.                            494,500
                                            -----------
                                              1,469,193
                                            -----------
          TECHNOLOGY - 11.1%
  9,900   Cisco Systems Inc.(a)                 725,175
  4,200   Dell Computer Corp.(a)                339,150
  3,600   Microsoft Corp.(a)                    324,450
  3,750   Parker-Hannifin Corp.                 167,344
                                            -----------
                                              1,556,119
                                            -----------
          TRANSPORTATION - 3.2%
  5,400   Kansas City Southern Industries,
            Inc.                                244,013
  7,575   Southwest Airlines Co.                207,840
                                            -----------
                                                451,853
                                            -----------
          Total Common Stock
            (cost $9,110,087)                14,014,488
          Total Investments - 99.9%
            (cost $9,110,087)                14,014,488
          Other Assets Less
            Liabilities - 0.1%                   16,173
                                            -----------
          Total Net Assets - 100.0%         $14,030,661
                                            -----------
                                            -----------

------------------
ADR - American Depository Receipts
(a) Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

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                                       5

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Schroder U.S. Equity Fund
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STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)

ASSETS:
         Investments (Note 2):
            Investments at cost                                               $ 9,110,087
            Net unrealized appreciation (depreciation)                          4,904,401
                                                                              -----------

                              Total Investments at value                       14,014,488

         Receivable for securities sold                                           744,171
         Interest, dividends and other receivables                                 45,006
                                                                              -----------

                              Total Assets                                     14,803,665
                                                                              -----------
LIABILITIES:
         Payable to investment adviser (Note 3)                                     8,959
         Payable to subadministrator (Note 3)                                       1,227
         Payable for shares redeemed                                              731,681
         Accrued expenses and other liabilities                                    31,137
                                                                              -----------

                              Total Liabilities                                   773,004
                                                                              -----------

                              Net Assets                                      $14,030,661
                                                                              -----------
                                                                              -----------
COMPONENTS OF NET ASSETS:
         Paid-in capital                                                      $ 7,520,938
         Undistributed net investment income (loss)                               (30,521)
         Accumulated net realized gain (loss)                                   1,635,843
         Net unrealized appreciation (depreciation) on investments              4,904,401
                                                                              -----------

                              Net Assets                                      $14,030,661
                                                                              -----------
                                                                              -----------
SHARES OF BENEFICIAL INTEREST                                                   1,657,775

NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST)                       $      8.46

    The accompanying notes are an integral part of the financial statements.
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                                       6

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Schroder U.S. Equity Fund
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STATEMENT OF OPERATIONS

                                                                                           For the Period
                                                                                               Ended
                                                                                           April 30, 1998
                                                                                            (unaudited)
                                                                                           --------------
INVESTMENT INCOME:
         Dividend income                                                                     $   71,548
         Interest income                                                                          2,556
                                                                                           --------------
                              Total Investment Income                                            74,104
                                                                                           --------------
EXPENSES:
         Investment advisory (Note 3)                                                            52,137
         Subadministration (Note 3)                                                               6,952
         Transfer agency (Note 3)                                                                14,345
         Accounting (Note 3)                                                                     18,000
         Legal                                                                                      512
         Audit                                                                                   12,910
         Registration                                                                             9,974
         Reporting                                                                                  294
         Trustees                                                                                   324
         Miscellaneous                                                                            5,203
                                                                                           --------------
                              Total Expenses                                                    120,651
         Fees waived (Note 5)                                                                   (16,026)
                                                                                           --------------
                              Net Expenses                                                      104,625
                                                                                           --------------
NET INVESTMENT INCOME (LOSS)                                                                    (30,521)
                                                                                           --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain (loss) on investments sold                                         1,636,421
         Net change in unrealized appreciation (depreciation) on investments                    748,893
                                                                                           --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                        2,385,314
                                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $2,354,793
                                                                                           --------------
                                                                                           --------------

    The accompanying notes are an integral part of the financial statements.

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                                       7

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Schroder U.S. Equity Fund
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                     For the
                                                                                   Period Ended         For the
                                                                                  April 30, 1998       Year Ended
                                                                                   (unaudited)      October 31, 1997
                                                                                  --------------    ----------------
NET ASSETS, BEGINNING OF PERIOD                                                    $  13,861,150      $ 17,186,636
                                                                                  --------------    ----------------
OPERATIONS:
         Net investment income (loss)                                                    (30,521)          (14,917)
         Net realized gain (loss) on investments sold                                  1,636,421         3,881,030
         Net change in unrealized appreciation (depreciation) on investments             748,893           164,449
                                                                                  --------------    ----------------
         Net increase (decrease) in net assets resulting from operations               2,354,793         4,030,562
                                                                                  --------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                                                --           (41,186)
         Net realized gain on investments                                             (3,866,690)       (3,648,561)
                                                                                  --------------    ----------------
         Total distributions to shareholders                                          (3,866,690)       (3,689,747)
                                                                                  --------------    ----------------
CAPITAL SHARE TRANSACTIONS:
         Sale of shares                                                                  259,214           187,894
         Reinvestment of distributions                                                 2,861,027         2,684,379
         Redemption of shares                                                         (1,438,833)       (6,538,574)
                                                                                  --------------    ----------------
         Net increase (decrease) from capital share transactions                       1,681,408        (3,666,301)
                                                                                  --------------    ----------------
         Net increase (decrease) in net assets                                           169,511        (3,325,486)
                                                                                  --------------    ----------------
NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                       $  14,030,661      $ 13,861,150
                                                                                  --------------    ----------------
                                                                                  --------------    ----------------
(A) Accumulated undistributed net investment income (loss)                         $     (30,521)     $         --
                                                                                  --------------    ----------------
                                                                                  --------------    ----------------
SHARE TRANSACTIONS:
         Sale of shares                                                                   28,798            20,314
         Reinvestment of distributions in shares                                         386,625           324,592
         Redemption of shares                                                           (169,829)         (693,796)
                                                                                  --------------    ----------------
         Net increase (decrease) in shares                                               245,594          (348,890)
                                                                                  --------------    ----------------
                                                                                  --------------    ----------------

    The accompanying notes are an integral part of the financial statements.

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                                       8

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Schroder U.S. Equity Fund
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FINANCIAL HIGHLIGHTS

     Selected per share data and ratios for a share outstanding throughout each period:

                                                   For the
                                               Six Months Ended
                                                  April 30,
                                                 (unaudited)              For the Year Ended October 31,
                                               ----------------   -----------------------------------------------
                                                     1998          1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   9.82       $  9.76   $  9.41   $  8.52    $ 11.28   $ 10.51
                                                   --------       -------   -------   -------    -------   -------
Investment Operations:
  Net Investment Income (Loss)                        (0.02)         (0.01)    0.04      0.07       0.04      0.05
  Net Realized and Unrealized Gain (Loss) on
     Investments                                       1.40          2.20      1.62      1.33      (0.27)     1.86
                                                   --------       -------   -------   -------    -------   -------
Total from Investment Operations                       1.38          2.19      1.66      1.40      (0.23)     1.91
                                                   --------       -------   -------   -------    -------   -------
Distributions From:
  Net Investment Income                                  --         (0.02)    (0.07)    (0.05)     (0.01)    (0.04)
  Net Realized Gain on Investments                    (2.74)        (2.11)    (1.24)    (0.46)     (2.52)    (1.10)
  Paid-in Capital                                        --            --        --        --         --        --
                                                   --------       -------   -------   -------    -------   -------
Total Distributions                                   (2.74)        (2.13)    (1.31)    (0.51)     (2.53)    (1.14)
                                                   --------       -------   -------   -------    -------   -------
Net Asset Value, End of Period                     $   8.46       $  9.82   $  9.76   $  9.41    $  8.52   $ 11.28
                                                   --------       -------   -------   -------    -------   -------
                                                   --------       -------   -------   -------    -------   -------
Total Return (a)                                      18.24%        26.49%    19.45%    17.68%     (2.01)%   19.49%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)         $ 14,031       $13,861   $17,187   $19,688    $18,483   $21,865
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver              1.50%(b)      1.50%     1.40%     1.40%      1.31%     1.18%
  Expenses excluding reimbursement/waiver              1.74%(b)      1.68%     1.43%       N/A       N/A       N/A
  Net investment income (loss) including
     reimbursement/waiver                             (0.44)%(b)    (0.09)%    0.43%     0.78%      0.41%     0.51%
Average Commission Rate Per Share (c)              $ 0.0427       $0.0563   $0.0599       N/A        N/A       N/A
Portfolio Turnover Rate                               48.67%        44.28%    56.80%    57.21%     27.43%    57.78%

------------------
 (a) Total Returns would have been lower had certain expenses not been reduced during the period shown (see Note 5).
 (b) Annualized.
 (c) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.

    The accompanying notes are an integral part of the financial statements.

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                                       9

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Schroder U.S. Equity Fund
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the 'Trust') was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the 'Act'), currently has eight investment portfolios. Included in this report is the Schroder U.S. Equity Fund (the 'Fund'), a diversified portfolio that commenced operations on October 31, 1970. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of April 30, 1998, only Investor Shares had been issued.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following represent significant accounting policies of the Fund:

   SECURITY VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments, having a maturity of 60 days or less, generally are valued at amortized cost which approximates market value. Prices used for valuations may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees.

   CASH EQUIVALENTS

         The Fund considers all deposits and the related interest income in the Chase Money Market Account to be cash equivalents.

   INVESTMENT INCOME

         Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

   DISTRIBUTIONS TO SHAREHOLDERS

         Dividends and capital gain distributions, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting practices. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

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                                       10
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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

   FEDERAL TAXES

         The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average net assets.

   REALIZED GAIN AND LOSS

         Security transactions are recorded on trade date. Realized gain and loss on investments sold are recorded on the basis of identified cost for both financial statement and federal income tax purposes.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         The investment adviser to the Fund is Schroder Capital Management International Inc. ('SCMI'). Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive a fee for its services at the annual rate, payable monthly, of 0.75% of the first $100 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100 million. SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Fund's investment advisory services to 0.65% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust.

   SUBADMINISTRATOR

         The Trust has entered into a Subadministration Agreement with Forum Administrative Services, LLC ('FAdS'). Under the Subadministration Agreement, FAdS is entitled to receive a fee payable monthly at the annual rate of 0.10% of the Fund's average daily net assets.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ('FSS'). The transfer agent is paid a transfer agent fee in the amount of $12,000 per year, plus certain other fees and expenses.

   OTHER SERVICE PROVIDERS

         Forum Accounting Services, LLC ('FAcS') is the Fund's fund accountant. For its services to the Fund, FAcS is entitled to receive from the Trust a fee of $36,000 per year plus certain additional charges.

--------------------------------------------------------------------------------
                                       11
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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the six months ended April 30, 1998, aggregated $6,799,960 and $8,783,269, respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of April 30, 1998 was $9,110,087 and the net unrealized appreciation of investment securities was $4,904,401. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $5,178,325 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $273,924.

NOTE 5. WAIVER OF FEES

         SCMI voluntarily has waived a portion of its fee so that the Fund's total expenses would not exceed 1.50% of the Fund's average daily net assets on an annual basis. The expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. SCMI, FAdS, FSS and FAcS may waive voluntarily all or a portion of their fees, from time to time. For the six months ended April 30, 1998 and the year ended October 31, 1997, SCMI waived fees of $16,026 and $28,422, respectively.

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                                       12

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TRUSTEES                                  OFFICERS

Hermann C. Schwab                         Hermann C. Schwab
Peter E. Guernsey                           Chairman of the Board
John I. Howell                            Mark J. Smith
Clarence F. Michalis                        President
Mark J. Smith                             Mark Astley
David N. Dinkins                            Vice President
Peter S. Knight                           Robert G. Davy
Sharon L. Haugh                             Vice President
                                          Margaret H. Douglas-Hamilton
                                            Vice President
                                          Richard R. Foulkes
                                            Vice President
                                          John Y. Keffer
                                            Vice President
                                          Jane P. Lucas
                                            Vice President
                                          Catherine A. Mazza
                                            Vice President
                                          Michael Perelstein
                                            Vice President
                                          Fariba Talebi
                                            Vice President
                                          Ira L. Unschuld
                                            Vice President
                                          Alexandra Poe
                                            Secretary
                                          Fergal Cassidy
                                            Treasurer


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INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

CUSTODIAN
The Chase Manhattan Bank
Chase MetroTech Center
Brooklyn, New York 11245

TRANSFER AND DIVIDEND
DISBURSING AGENT
Forum Shareholder Services, LLC
Two Portland Square
Portland, Maine 04101

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

This report is for the information of the shareholders of the Schroder U.S. Equity Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.


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        Schroder
        U.S. Equity
        Fund

        SEMI-ANNUAL REPORT

        April 30, 1998
        (Unaudited)




      Schroder Capital Funds (Delaware)